UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest   October 18, 2008
event reported)                  -----------------------------------------------


                             SBM Certificate Company
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               (Exact Name of Registrant as Specified in Charter)

     Maryland                     811-6268                    52-2250397
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 (State of Other                 (Commission                (IRS Employer
  Jurisdiction                   File Number)             Identification No.)
of Incorporation)


7315 WISCONSIN AVE, SUITE 1250 WEST
BETHESDA, MD                                                     20814
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: 301-656-4200


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 18, 2008, Sherry R. Keenan has resigned as Chief Accounting Officer of SBM Certificate Company (the "Registrant") and its indirect 100% owner, SBM Financial Group, LLC ("SBM"). Ms. Keenan, who was serving as an independent consultant to SBM and the Registrant, is retiring from her position and relocating out of state. Mr. William H. Baker, SBM's and the Registrant's Chief Financial Officer, will assume the role of Chief Accounting Officer for both entities, positions he held prior to the appointment of Ms. Keenan.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                  SBM Certificate Company
                                                  ------------------------
                                                              (Registrant)

Date:    October 30, 2008                         By:  /s/ Eric M. Westbury
         ------------------                            --------------------

                                                       Eric M. Westbury
                                                       Chief Executive Officer



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